UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2015

MACQUARIE INFRASTRUCTURE COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 West 55th Street

New York, New York 10019

(Address of Principal Executive Offices/Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2015, Macquarie Infrastructure Company LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company and Barclays Capital Inc., as representative of the underwriters named therein (collectively, the “Underwriters”), relating to the offer, issuance and sale by the Company of 5,312,500 limited liability company interests (the “LLC Interests”) of the Company plus up to an additional 796,875 LLC Interests if the Underwriters exercise their option to purchase additional LLC Interests (together, the “Shares”), in an underwritten public offering (the “Offering”). The Shares were registered under a registration statement on Form S-3 (No. 333-187794), filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 8, 2013, as amended by Amendment No. 1 to Form S-3, filed with the Commission on July 7, 2014. The public offering price of the Shares is $80.00 per share.

In the ordinary course of business, certain of the Underwriters and their affiliated entities have provided, and may in the future provide, investment banking and commercial banking or other financial services to the Company for which they have received, and may in the future receive, customary compensation and expense reimbursement. Barclays Capital Inc., an underwriter in the Offering, is acting as financial advisor to the Company in connection with the Company’s acquisition of the Bayonne Energy Center and acted as financial advisor to the Company in connection with the acquisition of the remaining equity interest in International Matex Tank Terminals. Affiliates of certain of the underwriters are lenders under the Company’s senior secured revolving credit facility. Macquarie Capital (USA) Inc., an underwriter in the Offering, is an affiliate of our manager, Macquarie Infrastructure Management (USA) Inc.

The Company expects that the Offering will be completed on or about March 2, 2015, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 25, 2015, by and between Macquarie Infrastructure Company LLC and Barclays Capital Inc., as representative of the underwriters named therein.
5.1	Opinion of White & Case LLP regarding the legality of the Shares.
23.1	Consent of White & Case LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: February 27, 2015	By:	/s/ James Hooke
	Name:	James Hooke
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 25, 2015, by and between Macquarie Infrastructure Company LLC and Barclays Capital Inc., as representative of the underwriters named therein.
5.1	Opinion of White & Case LLP regarding the legality of the Shares.
23.1	Consent of White & Case LLP (included in Exhibit 5.1 hereto).